UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 11, 2015

Date of Report (Date of Earliest Event Reported)

HP Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 11, 2015, the Board of Directors (the “Board”) of HP Inc. declared a regular cash dividend of $0.124 per share on the company’s common stock. This is the company’s first regular cash dividend since the separation of Hewlett Packard Enterprise Company. The dividend, the first in the company’s fiscal year 2016, is payable on January 6, 2016, to stockholders of record as of the close of business on December 9, 2015.

On November 12, 2015, the company issued a press release announcing the dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item and the Exhibit attached hereto is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference.

Item 8.01.	Other Events.

On November 11, 2015, the Board appointed Rajiv L. Gupta, an independent director of the company, to serve as the Lead Independent Director of the Board.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: November 12, 2015	By:	/s/ Ruairidh Ross
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 12, 2015, entitled “HP Inc. Board of Directors Declares First Regular Dividend Since Separation of Hewlett Packard Enterprise.”